EXHIBIT 24

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Richard A. Abdoo
Richard A. Abdoo

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ David Andreas
David Andreas

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Oscar C. Boldt
Oscar C. Boldt

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Wendell F. Bueche
Wendell F. Bueche

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Jon F. Chait
Jon F. Chait

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Timothy E. Hoeksema
Timothy E. Hoeksema

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Bruce E. Jacobs
Bruce E. Jacobs

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Burleigh E. Jacobs
Burleigh E. Jacobs

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Donald R. Johnson
Donald R. Johnson

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Ted D. Kellner
Ted D. Kellner

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ James F. Kress
James F. Kress

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ D.J. Kuester
D.J. Kuester

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Katharine C. Lyall
Katharine C. Lyall

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Edward L. Meyer, Jr.
Edward L. Meyer, Jr.

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ San W. Orr, Jr.
San W. Orr, Jr.

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Peter M. Platten, III
Peter M. Platten, III

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ Robert A. Schaefer
Robert A. Schaefer

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ John S. Shiely
John S. Shiely

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ James A. Urdan
James A. Urdan

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ George E. Wardeberg
George E. Wardeberg

DIRECTOR'S POWER OF ATTORNEY
(Form S-8 for the M&I Retirement Program)

        The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf M&I's Registration Statement on Form S-8 relating to the M&I Retirement Program and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

        Dated this 20th day of December, 2001.

/s/ J.B. Wigdale
J.B. Wigdale